Exhibit 10.1

YAHOO PUBLISHER NETWORK CONTRACT #1-26652287-1

Amendment #1

to the

Yahoo! Publisher Network Contract #1-26652287

Start date November 1, 2012 (“Agreement”)

This Amendment #1 to the Agreement (“Amendment #1”) effective as of the latter date of Yahoo! Inc. or Local Corporation’s signature below (“Amendment #1 Effective Date”) is entered into by and between Yahoo! Inc. and Yahoo! EMEA Limited (as successor in interest to Yahoo! Sarl (as further described herein) and together with Yahoo! Inc., “Yahoo”), on the one hand, and Local Corporation (“Publisher”), on the other hand, and modifies the Agreement. All capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

In consideration of these mutual covenants and for such other good and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, Yahoo and Publisher desire to as of the Amendment #1 Effective Date amend the Agreement as follows:

1.	This Amendment #1 shall terminate and supersede Amendment #9, effective as of March 10, 2014, to that certain Yahoo Publisher Network Agreement #1-26652287 between Yahoo! Inc. and Yahoo! SARL, on the one hand and Local Corporation (f/k/a Local.com Corporation), on the other hand, effective as of August 28, 2010.

2.	The Agreement is hereby amended to reflect that as of November 1, 2013, the entity Yahoo! Sarl is no longer a party to the Agreement and is replaced with the new entity, Yahoo! EMEA Limited. Accordingly, all references in the Agreement to Yahoo! Sarl are replaced with Yahoo! EMEA Limited and all associated references to notices under the Agreement shall reflect that such notices be sent to the following address:

Yahoo! EMEA Limited
Pinnacle l East Point Business Park
Alfie Byrne Road
Dublin, 3 IRELAND

3.	The “Deployment of Services on Publisher’s Offerings” section on the Service Order is hereby amended by adding the following to Sections A *** thereof:

“4.	Link = Hyperlinks; Results = Hyperlink Results; Publisher’s Offerings = Publisher Display Ads.”

4.	Attachment A (Implementation Requirements) is amended as follows:

a.	By adding the following sections thereto:

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b.	By adding the mockups attached to this Amendment #1.

5.	Section 30 (Definitions) of Attachment B (Terms and Conditions) is hereby amended as follows:

a.	The following referenced definitions are deleted in their entirety and replaced with the following (additions shown in italics):

“Publisher’s Offerings: any Sites, *** Mapped Domains, Applications, Emails and Publisher Display Ads identified in the SO and any Attachments.”

YAHOO PUBLISHER NETWORK CONTRACT #1-26652287-1

Territory: the following countries or regions where Yahoo has a paid marketplace: the United States, Austria, Brazil, Canada, Denmark, Finland, France, Germany, Hong Kong, India, Italy, Latin America (which as of the Start Date includes: Mexico, Argentina, Colombia, Chile, Venezuela and Peru), Netherlands, Norway, Southeast Asia (which as of the Start Date includes Singapore, Thailand, Vietnam, Philippines, Indonesia and Malaysia), Spain, Sweden, Taiwan, Ireland and the United Kingdom. The aforementioned countries or regions may be updated by Yahoo from time to time during the Term.”

b.	The following new definitions are added:

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7.	Miscellaneous.

a.	Except as expressly set forth herein, the terms and conditions of the Agreement are unmodified and remain in full force and effect.

b.	The Agreement is amended to provide that references in the Agreement to “this Agreement” or “the Agreement” (including indirect references such as “hereunder,” “hereby,” “herein” and “hereof”) shall be deemed references to the Agreement as amended hereby. All capitalized defined terms used but not defined herein shall have the same meaning as set forth in the Agreement.

c.	This Amendment #1 may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument. An electronically transmitted signature via pdf or facsimile shall be deemed the equivalent to an original ink signature.

d.	In the event of a conflict between any of the terms and conditions of the Agreement and any of the terms and conditions of this Amendment #1, the terms and conditions of this Amendment #1 shall control.

[Signature page follows]

YAHOO PUBLISHER NETWORK CONTRACT #1-26652287-1

IN WITNESS WHEREOF, the parties hereto have cause this Amendment #1 to the Agreement to be executed by their duly authorized representatives as of the dates set forth below.

YAHOO! INC.

By:	/s/ Jacqueline D. Reses
Name:	Jacqueline D. Reses
Title:	Chief Development Officer
Date:	5/2/2014

YAHOO! EMEA LIMITED

By:	/s/ Michael McElligott
Name:	Michael McElligott
Title:	Director
Date:	9/5/14

LOCAL CORPORATION

By:	/s/ Michael Sawtell
Name:	Michael Sawtell
Title:	President/COO
Date:	5/7/14

YAHOO PUBLISHER NETWORK CONTRACT #1-26652287-1

Mockups

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